															Exhibit 99.1
				Monthly Volume Summary: December 2013 (unaudited & subject to change) (dollars in millions)
TABLE 1 – TOTAL MORTGAGE PORTFOLIO [1,2]

December 2013 Highlights:

„   The total mortgage portfolio increased at an annualized rate of 0.4% in December.

„   Single-family refinance-loan purchase and guarantee volume was $10.8 billion in December, representing

      50% of total single-family mortgage portfolio purchases or issuances. Relief refinance mortgages comprised approximately 29% of our total single-family refinance volume during December 2013 based on unpaid principal balance (UPB).

„   Total number of loan modifications were 6,731 in December 2013 and 83,188 for the twelve months ended

      December 31, 2013.

„   Multifamily new business activity was $3.7 billion in December 2013 and $25.9 billion for the twelve months ended December 31, 2013, which reflects the UPB of Freddie Mac’s multifamily new loan purchases,

      issuances of other guarantee commitments and issuances of other structured securities during the period.

„   The aggregate UPB of our mortgage-related investments portfolio decreased by approximately

      $5.7 billion in December.

„   Freddie Mac mortgage-related securities and other guarantee commitments increased at an annualized rate of 2.3% in December.

„   Our single-family seriously delinquent rate decreased from 2.43% in November to 2.39% in December.

      Our multifamily delinquency rate increased from 0.05% in November to 0.09% in December.

„   The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $56 million in December. Duration gap averaged 0 months.

„   On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as Conservator of Freddie Mac.

	Purchases or Issuances [3]	Sales [4]	Liquidations	Net Increase/ (Decrease)	Ending Balance		Annualized Growth Rate		Annualized Liquidation Rate
Dec 2012	$31,288	($449)	($52,076)	($21,237)	$1,956,276		(12.9%	)	31.6%

Full-Year 2012	455,799	(5,312)	(569,605)	(119,118)	1,956,276		(5.7%	)	27.4%
Jan 2013	43,119	(293)	(50,710)	(7,884)	1,948,392		(4.8%	)	31.1%
Feb	42,850	(559)	(48,959)	(6,668)	1,941,724		(4.1%	)	30.2%
Mar	52,009	(617)	(44,853)	6,539	1,948,263		4.0%		27.7%
Apr	47,298	(627)	(45,720)	951	1,949,214		0.6%		28.2%
May	42,381	(2,010)	(45,169)	(4,798)	1,944,416		(3.0%	)	27.8%
Jun	48,388	(1,428)	(46,131)	829	1,945,245		0.5%		28.5%
Jul	42,250	(2,177)	(42,849)	(2,776)	1,942,469		(1.7%	)	26.4%
Aug	35,963	(3,866)	(40,270)	(8,173)	1,934,296		(5.0%	)	24.9%
Sep	28,207	(3,251)	(31,858)	(6,902)	1,927,394		(4.3%	)	19.8%
Oct	22,379	(6,392)	(26,238)	(10,251)	1,917,143		(6.4%	)	16.3%
Nov	22,663	(1,393)	(24,427)	(3,157)	1,913,986		(2.0%	)	15.3%
Dec	25,434	(1,191)	(23,568)	675	1,914,661		0.4%		14.8%

YTD 2013	$452,941	($23,804)	($470,752)	($41,615)	$1,914,661		(2.1%	)	24.1%

TABLE 2 – MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]												TABLE 3 – MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]
	Purchases [5]	Sales [6]	Liquidations	Ending Balance	Annualized Growth Rate		Annualized Liquidation Rate		Mortgage Purchase Agreements [7]	Mortgage Sale Agreements [8]	Net Purchase (Sale) Agreements [9]		PCs, REMICs and Other Structured Securities	Non-Freddie Mac Mortgage-Related Securities		Mortgage Loans	Ending Balance
														Agency	Non-Agency

Dec 2012	$17,360	($10,967)	($11,959)	$557,544	(11.9%	)	25.5%		$18,041	($15,018)	$3,023	Dec 2012	$186,763	$23,774	$125,694	$221,313	$557,544

Full-Year 2012	151,476	(115,175)	(132,070)	557,544	(14.7%	)	20.2%		164,810	(152,969)	11,841	Full-Year 2012	186,763	23,774	125,694	221,313	557,544

Jan 2013	15,075	(11,651)	(10,926)	550,042	(16.1%	)	23.5%		19,030	(17,074)	1,956	Jan 2013	183,841	23,026	124,169	219,006	550,042
Feb	13,939	(10,672)	(10,575)	542,734	(15.9%	)	23.1%		19,689	(15,570)	4,119	Feb	182,034	22,122	122,952	215,626	542,734
Mar	13,568	(12,048)	(10,104)	534,150	(19.0%	)	22.3%		17,000	(12,297)	4,703	Mar	178,659	21,482	121,500	212,509	534,150
Apr	15,004	(10,390)	(10,507)	528,257	(13.2%	)	23.6%		21,405	(22,115)	(710)	Apr	177,316	20,806	119,728	210,407	528,257
May	14,223	(13,749)	(10,236)	518,495	(22.2%	)	23.3%		26,593	(16,828)	9,765	May	175,222	20,142	116,912	206,219	518,495
Jun	26,336	(13,238)	(10,374)	521,219	6.3%		24.0%		38,309	(19,451)	18,858	Jun	184,639	20,135	114,716	201,729	521,219
Jul	20,329	(9,870)	(10,432)	521,246	0.1%		24.0%		21,849	(23,732)	(1,883)	Jul	188,866	20,481	111,459	200,440	521,246
Aug	17,844	(16,592)	(10,554)	511,944	(21.4%	)	24.3%		20,531	(22,754)	(2,223)	Aug	190,822	20,701	106,870	193,551	511,944
Sep	8,829	(14,694)	(8,265)	497,814	(33.1%	)	19.4%		13,560	(21,187)	(7,627)	Sep	183,278	20,963	102,802	190,771	497,814
Oct	10,246	(17,386)	(8,003)	482,671	(36.5%	)	19.3%		19,455	(31,153)	(11,698)	Oct	180,795	18,723	97,775	185,378	482,671
Nov	6,332	(15,216)	(7,032)	466,755	(39.6%	)	17.5%		10,747	(13,347)	(2,600)	Nov	171,286	17,570	96,524	181,375	466,755
Dec	10,963	(8,995)	(7,699)	461,024	(14.7%	)	19.8%		12,459	(11,419)	1,040	Dec	168,034	16,907	94,775	181,308	461,024

YTD 2013	$172,688	($154,501)	($114,707)	$461,024	(17.3%	)	20.6%		$240,627	($226,927)	$13,700	YTD 2013	$168,034	$16,907	$94,775	$181,308	$461,024

Please see Endnotes on page 3.

TABLE 4 – FREDDIE MAC MORTGAGE-RELATED SECURITIES AND OTHER GUARANTEE COMMITMENTS [1,10]							TABLE 5 – OTHER DEBT ACTIVITIES [13]
								Original Maturity ≤ 1 Year	Original Maturity > 1 Year
	Issuances	Liquidations [11]	Net Increase/ (Decrease)	Ending Balance [12]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Dec 2012	$30,146	($46,959)	($16,813)	$1,585,495	(12.6%)	35.2%	Dec 2012	$117,930	$10,204	($23,733)	$—	$16	$434,542	$552,472

Full-Year 2012	466,479	(526,732)	(60,253)	1,585,495	(3.7%)	32.0%	Full-Year 2012	117,930	164,746	(241,244)	(1,839)	8	434,542	552,472

Jan 2013	43,379	(46,683)	(3,304)	1,582,191	(2.5%)	35.3%	Jan 2013	118,081	13,625	(23,961)	—	23	424,229	542,310
Feb	44,001	(45,168)	(1,167)	1,581,024	(0.9%)	34.3%	Feb	116,193	7,075	(15,021)	—	(19)	416,264	532,457
Mar	53,123	(41,375)	11,748	1,592,772	8.9%	31.4%	Mar	124,325	9,600	(15,366)	(197)	(9)	410,292	534,617
Apr	47,401	(41,900)	5,501	1,598,273	4.1%	31.6%	Apr	124,244	9,339	(9,972)	—	13	409,672	533,916
May	44,218	(41,348)	2,870	1,601,143	2.2%	31.0%	May	133,774	5,436	(18,351)	—	(9)	396,748	530,522
Jun	49,401	(41,879)	7,522	1,608,665	5.6%	31.4%	Jun	136,030	12,372	(17,817)	(1,549)	1	389,755	525,785
Jul	39,656	(38,232)	1,424	1,610,089	1.1%	28.5%	Jul	143,621	11,343	(8,218)	(216)	11	392,675	536,296
Aug	38,625	(35,540)	3,085	1,613,174	2.3%	26.5%	Aug	139,506	7,418	(6,087)	(92)	(4)	393,910	533,416
Sep	28,435	(28,751)	(316)	1,612,858	(0.2%)	21.4%	Sep	136,077	4,620	(14,267)	(6)	13	384,270	520,347
Oct	25,143	(22,734)	2,409	1,615,267	1.8%	16.9%	Oct	141,411	14,551	(16,117)	(4)	3	382,703	524,114
Nov	24,764	(21,514)	3,250	1,618,517	2.4%	16.0%	Nov	144,137	7,577	(16,344)	(13)	1	373,924	518,061
Dec	22,620	(19,466)	3,154	1,621,671	2.3%	14.4%	Dec	141,767	9,265	(13,617)	—	6	369,578	511,345

YTD 2013	$460,766	($424,590)	$36,176	$1,621,671	2.3%	26.8%	YTD 2013	$141,767	$112,221	($175,138)	($2,077)	$30	$369,578	$511,345

TABLE 6 – DELINQUENCIES – TOTAL [14]					TABLE 7 – OTHER INVESTMENTS [16]		TABLE 8 – INTEREST-RATE RISK SENSITIVITY DISCLOSURES [17]
	Single-Family [15]			Multifamily				Portfolio Market Value-Level (PMVS-L) (50 bp) (dollars in millions)		Portfolio Market Value-Yield Curve (PMVS-YC) (25 bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)
	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Dec 2012	2.66%	7.34%	3.25%	0.19%	Dec 2012	$47,338	Dec 2012	$367	$215	$66	$64	0	0

					Full-Year 2012	47,338	Full-Year 2012	198	—	38	—	0	—

Jan 2013	2.62%	7.21%	3.20%	0.18%	Jan 2013	46,543	Jan 2013	262	—	23	—	0	—
Feb	2.58%	7.04%	3.15%	0.16%	Feb	44,796	Feb	251	—	23	—	0	—
Mar	2.49%	6.74%	3.03%	0.16%	Mar	51,596	Mar	293	269	11	19	0	0
Apr	2.40%	6.42%	2.91%	0.09%	Apr	57,637	Apr	275	—	27	—	0	—
May	2.35%	6.26%	2.85%	0.08%	May	64,698	May	429	—	28	—	1	—
Jun	2.31%	6.12%	2.79%	0.09%	Jun	51,398	Jun	365	356	12	23	1	1
Jul	2.24%	5.90%	2.70%	0.06%	Jul	64,536	Jul	237	—	16	—	0	—
Aug	2.25%	5.34%	2.64%	0.05%	Aug	72,277	Aug	247	—	16	—	0	—
Sep	2.20%	5.20%	2.58%	0.05%	Sep	70,896	Sep	186	225	43	24	0	0
Oct	2.12%	5.04%	2.48%	0.06%	Oct	88,648	Oct	146	—	20	—	0	—
Nov	2.07%	4.91%	2.43%	0.05%	Nov	105,386	Nov	60	—	20	—	0	—
Dec	2.04%	4.83%	2.39%	0.09%	Dec	77,150	Dec	56	89	17	19	0	0

					YTD 2013	$77,150	YTD 2013	$235	—	$21	—	0	—

Please see Endnotes on page 3.

ENDNOTES

(1)	The activity and balances set forth in these tables represent UPB, and exclude interest-only loans, mortgage loans and mortgage-related securities traded, but not yet settled. For Freddie Mac mortgage-related securities, the balance reflects security balances based on the monthly PC factor report. Freddie Mac mortgage-related securities include PCs, REMICs and Other Structured Securities, and Other Guarantee Transactions. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, the information in this monthly volume summary is presented without giving effect to those changes.

(2)	Total mortgage portfolio (Table 1) is defined as Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).

(3)	Includes cash purchases of single-family and multifamily mortgage loans, issuances of Freddie Mac mortgage-related securities through our guarantor swap program, issuances of other guarantee commitments, issuances of other structured securities and purchases of non-Freddie Mac mortgage-related securities.

(4)	Includes sales of non-Freddie Mac mortgage-related securities and sales of multifamily mortgage loans.

(5)	Includes cash purchases of single-family and multifamily mortgage loans, purchases of Freddie Mac and non-Freddie Mac mortgage-related securities, and additions for seriously delinquent, modified, and balloon/reset mortgage loans purchased out of PC pools. Purchases of Freddie Mac mortgage-related securities into the mortgage-related investments portfolio totaled $1,734 million (based on UPB) during December 2013.

(6)	Includes sales of Freddie Mac mortgage-related securities (including sales to third parties from the securitization of previously purchased single-family and multifamily mortgage loans), sales of non-Freddie Mac mortgage-related securities and sales of multifamily mortgage loans.

(7)	Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Our purchase commitments may settle during the same month in which we have entered into the related commitment.

(8)	Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Our sales commitments may settle during the same month in which we have entered into the related commitment.

(9)	As of December 31, 2013, we had net unsettled purchase (sale) agreements of approximately $4,543 million. The ending balance of our mortgage-related investments portfolio as of December 31, 2013 after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after December 31, 2013 would have been $466 billion.

(10)	Includes other guarantee commitments, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes any resecuritization activity. Notional balances of interest-only strips are excluded because this table is based on UPB.

(11)	Represents principal repayments relating to loans underlying Freddie Mac mortgage-related securities and other guarantee commitments. Also includes our purchases of seriously delinquent, modified and balloon/reset mortgage loans out of PC pools.

(12)	The ending balance of Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) differs from the balance of Freddie Mac mortgage-related securities in our quarterly report on Form 10-Q dated November 7, 2013 because Table 4 includes other guarantee commitments described in Endnote 10.

(13)	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.

(14)	Single-family serious delinquency rate information is based on the number of loans that are three monthly payments or more past due or in the process of foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgage loans that are two monthly payments or more past due or in the process of foreclosure as of period end. Mortgage loans that have been modified are not counted as seriously delinquent as long as the borrower is less than three monthly payments past due under the modified terms for single-family, and less than two monthly payments past due for multifamily. Delinquency rates presented in Table 6 include mortgage loans underlying Other Guarantee Transactions, but exclude financial guarantees that are backed by either HFA bonds or Ginnie Mae Certificates. For HAMP or non-HAMP standard modifications, we include loans in the trial period as seriously delinquent in our statistical reporting, which results in a temporary rise in our seriously delinquent rate until the modifications become effective and are removed from seriously delinquent status. The volume of effective modifications impacts our reported seriously delinquent rate.

(15)	On a monthly basis, Freddie Mac publishes pool-level delinquency disclosures on its single-family PC and Giant PC securities on the company’s Web site, www.FreddieMac.com/mbs. These monthly disclosures include for each PC and Giant PC the loan count and associated aggregate UPB for mortgage loans that fall into one of four delinquency groups: 30-59 days delinquent, 60-89 days delinquent, 90-119 days delinquent, and 120 days or more delinquent. Additionally, the monthly disclosures include information about certain seriously delinquent loans purchased by Freddie Mac from each PC and Giant PC. Generally, we purchase these delinquent loans, and thereby extinguish the related PC debt, at the scheduled PC debt payment date, unless the loans proceed to foreclosure transfer, complete a foreclosure alternative or are paid in full by the borrower before such date. As of December 31, 2013, there were approximately $1.1 billion in UPB of loans that were four monthly payments past due, and that met our criteria to allow for the purchase of delinquent mortgage loans out of PC pools.

(16)	Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities. Investments in non-mortgage-related securities are presented at fair value.

(17)	Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) movements in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.

The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (571) 382-4732 or writing to:

1551 Park Run Drive, MS D5F,

McLean, VA 22102-3110

or sending an email to shareholder@freddiemac.com.

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